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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 30, 1996

                              THE PRICE REIT, INC.
             (Exact Name of Registrant as Specified in its Charter)

          Maryland                      1-13432                52-1746059
(State or Other Jurisdiction     (Commission File Number)     (IRS Employer
    of Incorporation)                                       Identification No.)

              7979 Ivanhoe Avenue
              La Jolla, California                      92037
    (Address of Principal Executive Offices)          (Zip Code)

       Registrant's telephone number, including area code: (619) 551-2320

                                      None
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

        On August 15, 1995 The Price REIT, Inc. (the "Company") filed a registration statement (File No. 33-95832) on Form S-3 with the Securities and Exchange Commission (the "Commission") relating to the public offering, pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), of up to an aggregate of $175,000,000 in securities (the "Securities") of the Company (the "Registration Statement"). On September 1, 1995, the Commission declared the Registration Statement, as amended by Post-Effective Amendment No. 1, effective. (The Registration Statement, the 462(b) Registration Statement (as defined below) and definitive prospectus contained therein are collectively referred to as the "Prospectus.")

        On October 30, 1996, the Company filed a registration statement (File No. 333-15143) on Form S-3 with the Commission pursuant to Rule 462(b) under the Securities Act, registering up to an additional $10,566,750 of Securities (the "462(b) Registration Statement").

        The Company filed on November 4, 1996 a Prospectus Supplement, dated November 4, 1996, relating to the issuance and sale of up to $55,000,000 principal amount of 7 1/2% Senior Notes due 2006 (the "Prospectus Supplement"), with the Commission. In connection with the filing of the Prospectus Supplement with the Commission, the Company is filing certain exhibits as part of this Form 8-K. See "Item 7. Financial Statements and Exhibits."

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits.

        The following exhibits are filed with this report on Form 8-K:



EXHIBIT NO.    DESCRIPTION
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  1.1          Purchase Agreement among the Company, Merrill Lynch & Co.,
               Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan &
               Co. and J.P. Morgan Securities Inc. dated October 31, 1996, with respect to the issuance and sale by the Company of up to $55,000,000 of 7 1/2% Senior Notes due 2006.

  4.1          Form of certificate for the Senior Notes.

  4.2          Officers' Certificate of the Company regarding the Senior Notes.

  5.1 Opinion of Ballard Spahr Andrews & Ingersoll regarding the validity of the Senior Notes.

  5.2 Opinion of Gibson, Dunn & Crutcher LLP regarding the Senior Notes.

  8.1 Opinion of Gibson, Dunn & Crutcher LLP regarding certain tax matters.


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 23.1          Consent of Ballard Spahr Andrews & Ingersoll (included as part of Exhibit 5.1).

 23.2 Consent of Gibson, Dunn & Crutcher LLP (included as part of Exhibits 5.2 and 8.1).



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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        THE PRICE REIT, INC.




Date: November 4, 1996                 By:____________________________
                                           George M. Jezek
                                           Chief Financial Officer




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